PURCHASE AGREEMENT

$350,000,000

6.875% Convertible Senior Notes due 2027

April 12, 2007

BEAR, STEARNS & CO. INC.
383 Madison Avenue
New York, NY 10179

Ladies and Gentlemen:

RAIT Financial Trust, a Maryland real estate investment trust (the “Company”), RAIT Partnership, L.P., a Delaware limited partnership (the “RAIT L.P.”), and RAIT Asset Holdings, LLC, a Delaware limited liability company (“RAIT LLC” and, together with RAIT L.P., the “Guarantors”) confirm their agreement with Bear, Stearns & Co. Inc. (the “Initial Purchaser”), with respect to the issue and sale by the Company, and the purchase by the Initial Purchaser of $350,000,000 aggregate principal amount of 6.875% Convertible Senior Notes due 2027 of the Company (the “Initial Securities”) of the Company, and with respect to the grant of the option described in Section 1(b) hereof to purchase all or any part of an additional $75,000,000 aggregate principal amount of 6.875% Convertible Senior Notes due 2027 of the Company solely to cover over-allotments, if any (the “Option Securities” and, together with the Initial Securities, the “Securities”). The Securities are to be issued pursuant to an Indenture, to be dated as of the Closing Time (the “Indenture”), among the Company, the Guarantors and Wells Fargo Bank, N.A., as trustee (the “Trustee”).

The Securities will be fully and unconditionally guaranteed by the Guarantors (the “Guarantee”) and will be convertible, subject to certain conditions set forth in the Indenture, at the option of the holder prior to maturity (unless previously redeemed or otherwise repurchased by the Company) for common shares of beneficial interest, par value $0.01 per share, of the Company (“Common Shares”), in accordance with the terms of the Securities and the Indenture, as described in Schedule I hereto.

The Company and the Guarantors understand that the Initial Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Subsequent Purchasers”) at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities or Common Shares issuable upon the conversion of the Securities may only resell or otherwise transfer such Securities or Common Shares if such Securities or Common Shares are hereafter registered for resale under the Securities Act or if an exemption from the registration requirements of the Securities Act afforded by Rule 144A (“Rule 144A”) or Rule 144 of the rules and regulations promulgated under the Securities Act (the “Securities Act Regulations”) by the Securities and Exchange Commission (the “Commission”) is available.

The Company and the Guarantors have prepared and delivered to the Initial Purchaser electronic copies of a preliminary offering memorandum dated April 11, 2007 (the “Preliminary Offering Memorandum”) and have prepared and will deliver to the Initial Purchaser, on the date hereof or the next succeeding day, physical copies of a final offering memorandum dated April 12, 2007 (the “Final Offering Memorandum”), each for use by the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities and the Common Shares issuable upon the conversion of the Securities. “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including any documents incorporated therein by reference, which has been prepared and delivered by the Company and the Guarantors to the Initial Purchasers in connection with its solicitation of purchases of, or offering of, the Securities and the Common Shares issuable upon the conversion of the Securities.

Holders (including subsequent transferees) of the Securities and of the Common Shares, if any, issued upon conversion for the Securities will have the registration rights set forth in the Registration Rights Agreement, to be dated as of the Closing Time (the “Registration Rights Agreement”), between the Company and the Initial Purchaser, for so long as such Securities or Common Shares issuable upon the conversion of the Securities constitute “Registrable Securities” within the meaning of the Registration Rights Agreement.

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included,” “set forth” or “stated” (or similar expressions) in the Offering Memorandum shall be deemed to include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is incorporated by reference in the Offering Memorandum.

1. Sale and Purchase

(a) Initial Securities. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at the price set forth in Schedule A, $350,000,000 aggregate principal amount of Securities.

(b) Option Securities. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchaser to purchase from the Company up to $75,000,000 aggregate principal amount of Securities at the same price set forth on Schedule I for the Initial Securities plus interest thereon accrued to the relevant Option Closing Time (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments, if any, which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Initial Purchaser to the Company setting forth the aggregate principal amount of Option Securities as to which the Initial Purchaser is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (each, an “Option Closing Time”) shall be determined by the Initial Purchaser, but shall not be later than seven (7) full business day, nor in any event prior to the Closing Time

2. Payment and Delivery

Payment of the purchase price for, and delivery of one or more global certificates for, the Initial Securities shall be made at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103, or at such other place as shall be agreed upon by the Initial Purchaser and the Company and the Guarantors, at 9:30 A.M. (Eastern Daylight Time) on April 18, 2007, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Initial Purchaser and the Company and the Guarantors (such time and date of payment and delivery being herein called the “Closing Time”).

In addition, in the event that the Initial Purchaser has exercised the option to purchase all or any of the Option Securities, payment of the purchase price for, and delivery of one or more global certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Initial Purchaser and the Company and the Guarantors, at each Option Closing Time as specified in the notice from the Initial Purchaser to the Company and the Guarantors.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchaser of one or more global certificates for the Securities to be purchased by it.

The Securities will be issued in global form and registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”). The certificates representing the Securities shall be made available for examination by the Initial Purchasers in The City of New York not later than 3:00 P.M. (Eastern Daylight Time) on the last business day prior to the Closing Time or the relevant Options Closing Time, as the case may be.

3. Representations and Warranties of the Company and the Guarantors

The Company and each of the Guarantors, jointly and severally, represent and warrant to the Initial Purchaser as of the date hereof, at the Applicable Time (as defined below), as of the Closing Time, and as of any Option Closing Time, if any, and agree with the Initial Purchaser, that:

(a) as of the Applicable Time (as defined below), neither (x) the Preliminary Offering Memorandum, as of the Applicable Time and as of the Closing Time, as supplemented by the final pricing term sheet, in the form attached hereto as Schedule II (the “Pricing Supplement”), that has been prepared and delivered by the Company and the Guarantors to the Initial Purchaser in connection with its solicitation of offers to purchase Securities, all considered together (collectively, the “Disclosure Package”), nor (y) any individual Supplemental Offering Material (as defined below), when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. “Applicable Time” means 5:00 P.M. (Eastern Daylight Time) on April 12, 2007 or such other time as agreed by the Company, the Guarantors and the Initial Purchasers.

“Supplemental Offering Material” means any “written communication” (within the meaning of the Securities Act Regulations) prepared by or on behalf of the Company or the Guarantors, or used or referred to by the Company or the Guarantors, that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than any notices satisfying the requirements of Rule 135c under the Securities Act and other than the Offering Memorandum or amendments or supplements thereto, including, without limitation, any road show relating to the Securities that constitutes such a written communication.

As of its issue date and as of the Closing Time (and, if any Option Securities are being issued, at the Option Closing Time), the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representation and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Package or the Final Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by the Initial Purchaser expressly for use therein.

(b) the Company and each subsidiary of the Company set forth on Schedule III hereto (each a “Subsidiary” and, collectively, the “Subsidiaries”) (other than the Guarantors) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation, with all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as now conducted; other than the Subsidiaries and as disclosed on Schedule IV to the Agreement (which such Schedule IV shall set forth minority-owned entities and dormant entities having no assets), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture, limited liability company or other association;

(c) the Company and the Subsidiaries (other than the Guarantors) are duly qualified or registered to transact business in each jurisdiction in which they now conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties, condition (financial or otherwise) or management, present or prospective, of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”), and the Company and the Subsidiaries (other than the Guarantors) are in good standing in each jurisdiction in which they maintain an office or in which the nature or conduct of their respective businesses as now conducted requires such qualification, except where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as disclosed in both the Disclosure Package and the Final Offering Memorandum, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary;

(d) RAIT L.P. has been duly formed and is validly existing as a limited partnership under the laws of Delaware, with all requisite partnership power and authority to own, lease and operate its properties, to conduct its business as now conducted; RAIT L.P. is duly qualified or registered to do business as a foreign partnership in each jurisdiction in which it conducts its business, and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e) RAIT LLC has been duly formed and is validly existing as a limited liability company under the laws of Delaware, with all requisite limited liability company power and authority to own, lease and operate its properties, to conduct its business as now conducted and to authorize, execute and deliver this Agreement; RAIT LLC has been duly qualified or registered to do business as a foreign partnership in each jurisdiction in which it conducts its business, and in which the failure, individually or in the aggregate, to be so qualified or registered could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect

(f) the Company and the Subsidiaries are in compliance in all respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where the failure to be in compliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(g) neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), as applicable, its articles of incorporation or declaration of trust, certificate of formation, bylaws, operating agreement or other organizational documents (collectively, the “Charter Documents”) or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(h) the issuance and sale by the Company of the Securities, the issuance of the Guarantees, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement, and consummation of the transactions contemplated herein and therein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company or any of the Subsidiaries, (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, except with respect to the Company’s credit facility with Key Bank which shall be terminated before the Closing Time, or (C) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clauses (B) or (C) for such breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of the Subsidiaries;

(i) the Company has full legal right, power and authority to enter into and perform this Agreement, the Indenture and the Registration Rights Agreement, and to consummate the transactions contemplated herein and therein;

(j) each of the Guarantors has full legal right, power and authority to enter into and perform this Agreement and the Indenture, and to consummate the transactions contemplated herein and therein;

(k) this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and when executed and delivered by the Company and each of the Guarantors will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(l) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and when executed and delivered by the Company will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(m) the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and when executed and delivered by the Company and each of the Guarantors and as of the Closing Time and each Option Closing Time, if any, will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(n) the Limited Partnership Agreement of RAIT L.P., including all amendments thereto, has been duly and validly authorized, executed and delivered by or on behalf of the partners of RAIT L.P. and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(o) the Limited Liability Company Agreement of RAIT LLC, including all amendments thereto, has been duly and validly authorized, executed and delivered by or on behalf of the members of RAIT LLC and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(p) the issuance and sale of the Securities to the Initial Purchaser have been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(q) the Guarantees have been duly authorized by each of the Guarantors; when the Securities are issued and delivered as provided in this Agreement, the Guarantees will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the each of the Guarantors enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(r) upon issuance and delivery of the Securities as provided in this Agreement and the Indenture, the Securities will have certain rights of conversion, at the option of the holder thereof, into Common Shares in accordance with the terms of the Securities and the Indenture; the Common Shares issuable upon the conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary trust action and such shares, when issued upon such conversion in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and non-assessable; such Common Shares will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; the issuance of such Common Shares will not be subject to any preemptive or similar rights arising by operation of law, under the Charter Documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise; except as disclosed in both the Disclosure Package and the Final Offering Memorandum, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities registered by the Company under the Securities Act, except for Eton Park Capital Management, L.P. and Mercury Real Estate Advisors LLC in connection with the acquisition by the Company of Taberna Realty Finance Trust, a Maryland real estate investment trust (“Taberna”); the form of certificates evidencing the Common Shares complies with all applicable legal requirements and, in all material respects, with all applicable requirements of the Charter Documents of the Company and the requirements of the New York Stock Exchange (the “NYSE”);

(s) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s and the Guarantors’ execution, delivery and performance of this Agreement and the Indenture, the Company’s execution of the Registration Rights Agreement, the Company’s and the Guarantors’ consummation of the transactions contemplated hereby or thereby including, in the case of the Company, the issuance and sale of the Securities, and, in the case of the Guarantors, the issuance of the Guarantees, in each case as contemplated hereby, other than (i) such approvals as have been obtained (subject only to notice of issuance) in connection with the approval of the listing of the Common Shares issuable upon the conversion of the Securities on the NYSE, and (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Initial Purchaser;

(t) the Company and each of the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons required in order to conduct their respective businesses as described in both the Disclosure Package and the Final Offering Memorandum, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in both the Disclosure Package and the Final Offering Memorandum;

(u) the Offering Memorandum as delivered from time to time prior to the completion of the offering of the Securities shall incorporate by reference the most recent Annual Reports of the Company on Form 10 K filed with the Commission, the most recent Proxy Statement of the Company on Schedule 14A filed with the Commission, and each Quarterly Report on Form 10 Q of the Company, each Current Report on Form 8 K of the Company filed with the Commission since the end of the fiscal year to which such Annual Report relates;

(v) each document incorporated by reference or deemed to be incorporate by reference in the Offering Memorandum, when it was, or hereafter is, filed with the Commission, conformed and will conform in all material respects to the requirements of the Exchange Act and the rule and regulations of the promulgated under the Exchange Act (the “Exchange Act Regulations”), and when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time (and as of the Option Date Time, if any Option Securities are being issued), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(w) the descriptions in the Disclosure Package and the Final Offering Memorandum of the legal or governmental proceedings, contracts, leases and other legal documents therein described, present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Disclosure Package and the Final Offering Memorandum that are not so described; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Disclosure Package and the Final Offering Memorandum are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(x) except as disclosed in the Disclosure Package and the Final Offering Memorandum, there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company’s or the Guarantors’ knowledge, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity is subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency which could reasonably be expected to result in a judgment, decree, award or order having, individually or in the aggregate, a Material Adverse Effect, or which could adversely affect the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement in any material respect;

(y) the financial statements, including the notes thereto, included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum present fairly the financial position of the Company and the Subsidiaries as of the dates indicated and the results of operations and changes in financial position and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum fairly present the information shown therein; no other financial statements or schedules are required to be included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum; the unaudited pro forma financial information (including the related notes) included or incorporated by reference in Disclosure Package and the Final Offering Memorandum complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents, with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in (or incorporated by reference into) Disclosure Package and the Final Offering Memorandum;

(z) (i) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and (C) are effective in all material respects to perform the functions for which they were established, and (ii) the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Board of Directors, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(aa) the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies, Judgments and Estimates” in certain documents incorporated by reference into the Disclosure Package and the Final Offering Memorandum accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”), (ii) judgments and uncertainties affecting the application of critical accounting policies, and (iii) the explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions; the Company’s board of trustees, senior management and audit committee of the Company’s board of trustees have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with the Company’s legal advisers and independent accountants with regard to such disclosure;

(bb) the Company, the Subsidiaries and any of the officers, trustees and directors of the Company and the Subsidiaries, in their capacities as such, are, have been, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(cc) the Company is in material compliance with the current listing standards of the NYSE and has made all material filings and/or certifications to the NYSE on a timely basis;

(dd) each of Grant Thornton LLP and Ernst & Young LLP, whose reports on (i) the audited financial statements of the Company and the Subsidiaries, with respect to Grant Thornton LLP, and Taberna and its subsidiaries, with respect to Ernst & Young LLP and (ii) management’s assessment regarding the Company’s internal control over financial reporting are included as part of the Disclosure Package and the Final Offering Memorandum or are incorporated by reference therein, and any other accounting firm that has certified the Company’s financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent registered public accountants within the meaning of the Securities Act, the Securities Act Regulations, the rules and regulations of the Public Company Accounting Oversight Board (United States) and the requirements of the NYSE and are registered with the Public Company Accounting Oversight Board (United States);

(ee) subsequent to the respective dates as of which information is given in both the Disclosure Package and the Final Offering Memorandum, and except as may be otherwise stated in both the Disclosure Package and the Final Offering Memorandum, there has not been (i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and the Subsidiaries taken as a whole, pending or entered into by the Company or any of the Subsidiaries, (iii) any liability or obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole or (iv) except in accordance with the Company’s ordinary practice as disclosed in both the Disclosure Package and the Final Offering Memorandum, any dividend or distribution of any kind declared, paid or made with respect to the capital stock of the Company, with respect to the partnership interests of RAIT L.P. or with respect to the membership interests of RAIT LLC;

(ff) the authorized shares of beneficial interest of the Company conform in all material respects to the description thereof contained in both Disclosure Package and the Final Offering Memorandum; the Company has an authorized, issued and outstanding capitalization as set forth in both the Disclosure Package and the Final Offering Memorandum; all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the issued shares of beneficial interest of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in both the Disclosure Package and the Final Offering Memorandum or in connection with the Company’s equity compensation plan, dividend reinvestment and share purchase plan and supplemental executive retirement plan for the Company’s chairman, in each case as existing on the date hereof, there is no outstanding equity compensation, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security convertible into or exchangeable for shares of beneficial interest of the Company; all of the issued shares of capital stock, partnership, membership or beneficial interests of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable and, except with respect to the Subsidiaries set forth on Schedule IV hereto, are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances or claims;

(gg) each of the Company, the Subsidiaries, and each of their respective officers, directors and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Shares issuable upon the conversion of the Securities;

(hh) neither the Company nor any of its affiliates other than Taberna Securities LLC (“Taberna Securities”) (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)) any member firm of the NASD; Taberna Securities is registered as a broker-dealer in accordance with the provisions of the Exchange Act and the Exchange Act Regulations, and under the laws of any jurisdiction in which it is required to be registered as a broker-dealer in order to conduct its business as described in the Disclosure Package and the Final Offering Memorandum; no event has occurred and, to the knowledge of the Company and the Guarantors, no facts or circumstances exist, which could reasonably be expected to adversely affect any such registration of Taberna Securities;

(ii) neither the Company nor the Guarantors have relied upon the Initial Purchaser or legal counsel for the Initial Purchaser for any legal, tax or accounting advice in connection with the issuance and sale of the Securities;

(jj) any certificate signed by any officer of the Company or any Subsidiary delivered to the Initial Purchaser or to counsel for the Initial Purchaser pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby;

(kk) the Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Disclosure Package and the Final Offering Memorandum or such as would not have, individually or in the aggregate, a Material Adverse Effect; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity), with such exceptions, liens, security interests, pledges, charges, encumbrances, mortgages and defects as are disclosed in both the Disclosure Package and the Final Offering Memorandum or would not have, individually or in the aggregate, a Material Adverse Effect;

(ll) neither the purchase nor the origination, as the case may be, of the loans owned by the Company, nor the execution and delivery of, or performance by the borrowers thereunder of any mortgage, deed of trust, deed, indenture, note, loan or credit agreement or any other agreement or instrument in connection therewith, at the time of such purchase, origination, execution or delivery, resulted in a breach of or default under any mortgage, deed of trust, indenture, note, loan or credit agreement or any other agreement or instrument relating to any mortgage or other loan that may have priority over any such loan with respect to the assets of the borrower thereunder and that is in existence at the time the Company or any of the Subsidiaries purchases or originates any such loan, except such as would not have, individually or in the aggregate, a Material Adverse Effect;

(mm) to the knowledge of the Company and the Guarantors, there are no statutes or regulations applicable to the Company or any of the Subsidiaries or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Disclosure Package and the Final Offering Memorandum which have not been so disclosed and properly described therein; except as disclosed in the Disclosure Package and the Final Offering Memorandum, all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Disclosure Package and the Final Offering Memorandum are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

(nn) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and any director, trustee, officer, shareholder, customer or supplier of the Company or any of the Subsidiaries, or any affiliate or family member thereof, on the other hand, which is required by the Exchange Act and the Exchange Act Regulations to be described in the Disclosure Package and the Final Offering Memorandum which is not so described;

(oo) the Company and each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively “Intangibles”), necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Disclosure Package and the Final Offering Memorandum, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which, individually or in the aggregate, could have a Material Adverse Effect;

(pp) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the respective books of such entities;

(qq) each of the Company and the Subsidiaries maintains insurance (to the knowledge of the Company and the Guarantors, issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(rr) except as otherwise disclosed in both the Disclosure Package and the Final Offering Memorandum, neither the Company or any of the Subsidiaries nor, to the best of their knowledge, any former owner of any real property owned by the Company or any of the Subsidiaries, has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls, petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, “Hazardous Materials”), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company or any of the Subsidiaries, including any real property underlying any loan held by the Company or the Subsidiaries (collectively, the “Real Property”), except in material compliance with applicable laws; to the knowledge of the Company and the Guarantors, the Real Property, and the Company’s, the Subsidiaries’ and the former owners of the Real Property’s operations with respect to the Real Property, are and were in material compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, “Environmental Laws”), and the Company and the Subsidiaries are in material compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws; except as otherwise disclosed in both the Disclosure Package and the Final Offering Memorandum, neither the Company nor the Subsidiaries or, to the knowledge of the Company and the Guarantors, any former owner of any of the Real Property has received any written or oral notice from any governmental entity or any other person and there is no pending or threatened claim, litigation or any administrative agency proceeding that alleges a violation of any Environmental Laws by the Company or any of the Subsidiaries; or that the Company or any of the Subsidiaries is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company or any of the Subsidiaries is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards; in the ordinary course of its business as necessary and appropriate, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures) required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties;

(ss) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, individually or in the aggregate, reasonably be deemed to have a Material Adverse Effect;

(tt) none of the entities which prepared appraisals of the Real Property, nor the entities which prepared Phase I environmental assessment reports with respect to the Real Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, officer, director or employee;

(uu) neither the Company nor any of the Subsidiaries nor, to the best of the Company’s and the Guarantors’ knowledge, any officer, director or trustee purporting to act on behalf of the Company or any of the Subsidiaries has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries; or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(vv) except as otherwise disclosed in both the Disclosure Package and the Final Offering Memorandum, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(ww) neither the Company nor any of the Subsidiaries nor, to the Company’s and the Guarantors’ knowledge, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Disclosure Package and the Final Offering Memorandum;

(xx) each of the Company and Taberna is organized and operates in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and each of the Company’s and Taberna’s current and proposed method of operation, as described in the Disclosure Package and the Final Offering Memorandum and after giving effect to the offering and sale of the Securities and the issuance of the Guarantees, will enable such entity to meet the requirements for taxation as a real estate investment trust under the Code;

(yy) the Common Shares issuable upon the conversion of the Securities have been approved for listing, upon official notice of issuance, on the NYSE; the Company has taken all necessary actions to ensure that, upon and at all times after the NYSE shall have approved the Common Shares issuable upon the conversion of the Securities for listing, the Company will be in compliance with all applicable NYSE listing standards that are then in effect and is taking such steps as are necessary to ensure that the Company will be in compliance with other applicable requirements set forth in the NYSE’s listing standards not currently in effect upon the effectiveness of such requirements;

(zz) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); neither the Company nor any of the Subsidiaries or their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(aaa) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Securities and the issuance of the Guarantees, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”); except as may have heretofore been disclosed in writing to the Initial Purchaser and as set forth in both the Disclosure Package and the Final Offering Memorandum, (i) each of the unconsolidated quarterly financial statements of the Company and its Subsidiaries for the past three (3) years has reflected compliance with the requirements for an exemption or exclusion from the registration requirements of the 1940 Act, and (ii) the Company and each of its Subsidiaries has not at any time during the past three years been required to register as an investment company under the 1940 Act;

(bbb) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(ccc) neither the Company, any of its Subsidiaries, nor any real property owned, directly or indirectly, by the Company (each a “Property”) has sustained, since December 31, 2005, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators’ or court or governmental action, order or decree, otherwise than as set forth or contemplated in both the Disclosure Package and the Final Offering Memorandum;

(ddd) no person has an option or right of first refusal to purchase all or part of any Property or any interest therein and each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in both the Disclosure Package and the Final Offering Memorandum and except for such options, rights or failures to comply that would not individually or in the aggregate have a Material Adverse Effect;

(eee) each of the Company and the Subsidiaries owns, possesses or has obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities as are necessary to own or lease, as the case may be, and to operate its respective Property and to carry on its business as presently conducted, and neither the Company nor either of the Guarantors has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations;

(fff) there are no existing or, to the knowledge of the Company and the Guarantors, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

(ggg) the Company and the Subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements of the Company in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded amounts for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) the Company and Taberna each qualify as a REIT under the Code; and (vi) the Company and each of its Subsidiaries will not be required to register as an “investment company” under the 1940 Act (such controls, with respect to this clause (vi), include monitoring of the relative value of all assets of the Company and its Subsidiaries on a regular and consistent basis and prior to undertaking any significant transaction);

(hhh) Taberna Capital Management, LLC (“Taberna Capital”) is not required to register with the Commission as an investment adviser under the Investment Advisers Act, and is not prohibited by the Investment Advisers Act, or the applicable rules and regulations thereunder from acting as contemplated by the Disclosure Package and the Final Offering Memorandum; Taberna Capital is duly registered or is exempt from registration under the laws of each jurisdiction in which it is required to be registered as an investment adviser in order to conduct its business as described in the Disclosure Package and the Final Offering Memorandum; there has been no event nor, to the knowledge of the Company and the Guarantors, do any facts or circumstances exist which could reasonably be expected to adversely affect any such registration of Taberna Capital with the Commission or under the laws of any such jurisdiction or any exemption therefrom;

(iii) the Company (i) complies with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information, and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s and the Guarantors’ knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof; as used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”);

(jjj) the Company’s email direct marketing activities have not violated, in any material respect, the CAN SPAM Act or any other federal or state law or regulation applicable to electronic direct marketing;

(kkk) neither the Company nor any of its Subsidiaries, nor, to the Company’s and the Guarantors’ knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(lll) the operations of the Company and its Subsidiaries and, to the Company’s and the Guarantors’ knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s and the Guarantors’ knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s and the Guarantors’ knowledge, threatened;

(mmm) neither the Company nor any of its Subsidiaries, nor, to the Company’s and the Guarantors’ knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(nnn) without limiting the scope of any of the other representations contained herein, none of the restrictions on ownership of the Company’s common shares of beneficial interest that are contained in the Company’s Charter Documents or elsewhere, including without limitation the percentage ownership restriction that prohibits any shareholder, subject to certain exceptions, of the Company from owning more than 8.3% of the Company’s common shares of beneficial interest, will apply to the Initial Purchaser as a result of the Initial Purchaser’s initial purchase of Securities from the Company as contemplated by this Agreement;

(ooo) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System;

(ppp) none of the Company, the Subsidiaries or any of their respective affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities and the Common Shares issuable upon the conversion of the Securities in a manner that would require the offered Securities and Common Shares issuable upon the conversion of the Securities to be registered under the Securities Act.

(qqq) the Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system within the meaning of Rule 144A(d)(3)(i);

(rrr) none of the Company, the Guarantors or any of their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchaser, as to whom no representation is made) has engaged or will engage, in connection with the offering of the offered Securities in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act; and

(sss) subject to compliance by the Initial Purchaser with the representations and warranties of the Initial Purchaser and the procedures set forth in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Disclosure Package and the Final Offering Memorandum to register the Securities or any Common Shares issuable upon the conversion of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

4. Certain Covenants:

The Company and the Guarantors hereby agree with the Initial Purchaser:

(a) to furnish to the Initial Purchaser, as promptly as possible and without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchaser may reasonably request.

(b) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities and the Common Shares issuable upon the conversion of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Initial Purchaser may designate and to maintain such qualifications in effect as long as requested by the Initial Purchaser for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities and the Common Share issuable upon the conversion of the Securities);

(c) to furnish to the Initial Purchaser for a period of two years from the date of this Agreement, except to the extent such documents are readily available to the Initial Purchaser in electronic form in the Commission’s EDGAR archives or on the Company’s website, (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Common Shares, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange, and (iii) such other publicly available information as the Initial Purchaser may reasonably request regarding the Company and its Subsidiaries;

(d) prior to the later of (i) the Closing Time or any Option Closing Time, and (ii) the completion of the offering of the Securities by the Initial Purchaser as evidenced by a notice from the Initial Purchaser to the Company and the Guarantors, to advise the Initial Purchaser promptly of the happening of any event or development known to the Company which, in the judgment of the Company or in the reasonable opinion of the Initial Purchaser or its counsel, (x) would require the making of any change in the Disclosure Package or the Final Offering Memorandum so that the Disclosure Package or the Final Offering Memorandum would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) would require the Disclosure Package or the Final Offering Memorandum to be amended or supplemented in order for such document to comply with any law and, during such time, to promptly prepare and furnish to the Initial Purchaser copies of the proposed amendment or supplement to the Offering Memorandum and thereafter promptly furnish at the Company’s own expense to the Initial Purchaser, copies in such quantities and at such locations as the Initial Purchaser may from time to time reasonably request of an appropriate amendment or supplement to the Offering Memorandum so that the Disclosure Package and the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when it is so delivered to a Subsequent Purchaser, include an untrue statement of material fact or omit to state a material fact necessary in order to make the statement therein not misleading;

(e) until the completion of the offering of the Securities, to file all such documents required to be filed with the Commission pursuant to the Exchange Act in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(f) to apply the net proceeds of the sale of the Securities substantially in accordance with the Company’s statements under the caption “Use of Proceeds” in the Offering Memorandum;

(g) to use its best efforts to maintain the quotation of the Common Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are traded on, and quotations for which are reported by, the NYSE;

(h) to cooperate with the Initial Purchaser and use its best efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of DTC;

(i) to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL Market;

(j) to reserve and keep available at all times, free of any preemptive rights, Common Shares for the purpose of enabling the Company to satisfy any obligations to issue Common Shares upon the conversion of the Securities.

(k) to maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares;

(l) to refrain during a period of 60 days from the date of the Final Offering Memorandum, without the prior written consent of the Initial Purchaser, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), Common Shares, any Securities or securities substantially similar to the Securities or Common Shares, or any securities convertible into or exercisable or exchangeable for Common Shares or Securities, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) borrowings under credit facilities or asset securitizations such as collateralized debt obligations, (B) the issuance of Common Shares upon conversion of the Securities, (C) any debt or equity securities issued in connection with acquisition transactions, including both the acquisition of real property or interests therein and mortgage or leasehold interests or in conjunction with any joint venture transaction to which the Company, the Subsidiaries or their respective affiliates are or become a party, (D) securities issued in connection with the Company’s or Taberna’s employee benefit plans, stock option plans, long-term incentive plan and/or dividend reinvestment plans existing at the date of the Final Offering Memorandum, or (E) securities issued pursuant to currently outstanding options, warrants or rights;

(m) in each case prior to completion of the offering of the Securities, not to, and to use its best efforts to cause its officers, trustees and affiliates not to, (i) take, directly or indirectly , any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities except as provided in this Agreement, or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(n) to cause each of Betsy Cohen, Daniel Cohen, Mitchell Kahn, Scott Schaeffer, Plamen Mitrikov, Ken Frappier, Jack Salmon, Raphael Licht, and Cohen Brothers, LLC d/b/a Cohen & Company (each such person, a “Lock-Up Party”) to furnish to the Initial Purchaser, prior to the Applicable Time, a letter in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case for a period of 60 days from the date of the Final Offering Memorandum, without the prior written consent of the Initial Purchaser; provided, however, that a Lock-Up Party may pledge any Common Shares or securities convertible into or exchangeable for Common Shares other than pledges in connection with, or against, a short position;

(o) if, at any time during the 90-day period after the date of the Final Offering Memorandum, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Initial Purchaser, the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Offering Memorandum) and after written notice from the Initial Purchaser advising the Company to the effect set forth above, to forthwith prepare, consult with the Initial Purchaser concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Initial Purchaser and the Company, responding to or commenting on such rumor, publication or event;

(p) that the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements of the Company in conformity with generally accepted accounting principals in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded amount for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (v) each of the Company and Taberna will qualify as a REIT under the Code; and (vi) the Company and each of its Subsidiaries will not be required to register as an “investment company” under the 1940 Act (such controls, with respect to this clause (vi), shall include monitoring of the relative value of all assets of the Company and its Subsidiaries on a regular and consistent basis and prior to undertaking any significant transaction);

(q) the Company and the Subsidiaries will conduct their affairs in such a manner so as to ensure that neither the Company nor any Subsidiary will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the 1940 Act;

(r) the Company will use its best efforts (i) to meet the requirements to qualify as a real estate investment trust under the Code and to cause Taberna to meet the requirements to qualify as a real estate investment trust under the Code and (ii) to cause RAIT L.P. to be treated as a partnership or as a disregarded entity for federal income tax purposes;

5. Subsequent Offers and Resales of the Securities and Common Shares Issuable in Exchange Therefor.

(a) The Initial Purchaser and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

(i) Offers and Sales. Offers and sales of the Securities shall be made to such persons and in such manner as is contemplated by the Offering Memorandum and the Indenture. The Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States.

(ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in the United States in connection with the offering or sale of the Securities.

(iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the Initial Purchaser, be a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”).

(iv) Subsequent Purchaser Notification. Prior to or concurrently with the purchase of the Securities, the Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or its Affiliates, as the case may be, that the Securities and the Common Shares issuable upon the conversion thereof (A) have not been and (except with respect to certain registration rights relating to Common Shares, if any, issuable upon conversion of the Securities as set forth in the Registration Rights Agreement) will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or its Subsidiaries or (2) (x) in accordance with Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (y) pursuant to another available exemption from registration under the Securities Act or (z) pursuant to an effective registration statement under the Securities Act.

(v) Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

(b) The Company covenants with the Initial Purchaser as follows:

(i) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities to the Initial Purchaser, (ii) the resale of the Securities by the Initial Purchaser to Subsequent Purchasers or (iii) in connection with the offering of the Securities, the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(ii) Rule 144A Information. The Company agrees that, in order to render the offered Securities and Common Shares issuable upon the conversion thereof eligible for resale pursuant to Rule 144A under the Securities Act, while any of the offered Securities remain outstanding, the Company will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

(iii) Restriction on Repurchases. Until the expiration of two (2) years after the original issuance of the Securities, the Company will not, and will cause their respective Affiliates not to, acquire any Securities or Common Shares issued upon the conversion thereof which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions), unless, immediately upon the acquisition of such Securities or Common Shares, the Company or its Affiliate, as the case may be, shall submit such Securities to the Trustee, or such Common Shares to the Company’s transfer agent, for cancellation.

(c) The Initial Purchaser represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an “accredited investor” within the meaning of Rules 501(a)(1), (2), (3) or (7) under the Securities Act.

6. Payment of Expenses

(a) The Company and the Guarantors agree, jointly and severally, to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation, printing and delivery to the Initial Purchaser of the Disclosure Package or any Offering Memorandum and any amendments or supplements thereto, (ii) the preparation, issuance and delivery to the Initial Purchaser of the certificates for the Securities and the certificates for the Common Shares issuable upon the conversion of the Securities, including any transfer taxes and any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchaser, the issuance and delivery of the Common Shares issuable upon the conversion of the Securities and any charges of DTC in connection therewith, (iii) the preparation, printing and delivery to the Initial Purchaser of this Agreement, the Indenture, the Registration Rights Agreement and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Securities and the Common Shares issuable upon the conversion of the Securities, (iv) the preparation, printing and filing of the shelf registration statement contemplated by the Registration Rights Agreement and of each amendment and supplement thereto, (v) the qualification of the Securities and the Common Shares issuable upon the conversion of the Securities for offering and sale under state laws that the Initial Purchaser deemed to be appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable and documented legal fees and filing fees and other disbursements of counsel for the Initial Purchaser) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Initial Purchaser, (vi) the fees and expenses of the Trustee and the transfer agent for the Common Shares issuable upon the conversion of the Securities, including the fees and disbursement of counsel for the Trustee and such transfer agent, (vii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities for the PORTAL Market, (viii) the fees and expenses incurred in connection with the listing of the Common Shares issuable upon the conversion of the Securities on the NYSE, (ix) making road show presentations with respect to the offering of the Securities, and (x) the performance of the Company’s other obligations hereunder. Upon the request of the Initial Purchaser, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Initial Purchaser for its reasonable and documented out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, and one-half (1/2) of accommodations and travel expenses, but excluding the fees and expenses of the Initial Purchaser’s outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

(c) If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company or the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantors shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (such as printing, facsimile, courier service, accommodations, travel and the fees and disbursements of the Initial Purchaser’s counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by the Initial Purchaser in connection with this Agreement or the transactions contemplated herein.

7. Conditions of the Initial Purchaser’s Obligations

The obligations of the Initial Purchaser to purchase Securities at the Closing Time or at each Option Closing Time, as applicable, are subject to (i) the accuracy of the representations and warranties on the part of the Company and the Guarantors on the date hereof and at the Closing Time and each Option Closing Time, as applicable, (ii) the performance by the Company and the Guarantors of their respective obligations hereunder, and (iii) the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable:

The Company shall furnish to the Initial Purchaser at the Closing Time and at each Option Closing Time (if applicable) an opinion of Ledgewood, a professional corporation, counsel for the Company, addressed to the Initial Purchaser and dated the Closing Time and each Option Closing Time and in the form attached hereto as Annex I and in form and substance reasonably satisfactory to Pepper Hamilton LLP, counsel for the Initial Purchaser.

(b) The Company shall furnish to the Initial Purchaser at the Closing Time and at each Option Closing Time (if applicable) an opinion of DLA Piper US LLP, special Maryland counsel for the Company, addressed to the Initial Purchaser and dated the Closing Time and each Option Closing Time and in the form attached hereto as Annex II and in form and substance reasonably satisfactory to Pepper Hamilton LLP, counsel for the Initial Purchaser.

(c) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Initial Purchaser shall have received from Grant Thornton LLP letters dated the respective dates of delivery thereof and addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, and such other matters customarily covered by comfort letters issued in connection with offering pursuant to Rule 144A under the Securities Act; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

(d) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Initial Purchaser shall have received from Ernst & Young LLP letters dated the respective dates of delivery thereof and addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, and such other matters customarily covered by comfort letters issued in connection with offerings pursuant to Rule 144A under the Securities Act.

(e) The Initial Purchaser shall have received at the Closing Time and at each Option Closing Time the favorable opinion of Pepper Hamilton LLP, dated the Closing Time or such Option Closing Time, addressed to and in form and substance satisfactory to the Initial Purchaser, which opinion shall with respect to certain matters of Maryland law rely on the opinion delivered by DLA Piper US LLP pursuant to Section 7(b)

(f) Prior to the Closing Time and each Option Closing Time, (i) no suspension of the qualification of the Securities or the Common Shares issuable upon conversion of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred, and (ii) the Disclosure Package and the Final Offering Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time (i) there shall not have been any Material Adverse Change or any development involving a prospective Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Initial Purchaser’s sole judgment, makes it impracticable or inadvisable to proceed with the offering and sale of the Securities as contemplated by this Agreement.

(h) At the Closing Time (i) the Securities shall have been eligible for clearance and settlement with DTC and designated for trading on PORTAL, and (ii) the Common Shares issuable upon the conversion of the Securities shall have been approved for listing on the NYSE.

(i) At or prior to the Closing Time, (i) the Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and (ii) the Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement, in each case in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser.

(j) The Initial Purchaser shall have received lock-up agreements from each Lock-Up Party, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

(k) The Company will, at the Closing Time and at each Option Closing Time, deliver to the Initial Purchaser a certificate of two principal executive officers or, in the case of the RAIT L.P., two principal executive officers of its general partner, to the effect that:

(i)	the representations and warranties of the Company and each of the Guarantors in this Agreement are true and correct, as if made on and as of the Closing Time and, if applicable, any Option Closing Time, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)	the signers of such certificate have examined the Disclosure Package, the Final Offering Memorandum, any amendment or supplement thereto, and this Agreement, and that Disclosure Package and the Final Offering Memorandum, and any amendments or supplements thereto did not and, as of the Closing Time or any Option Closing Time, as applicable, do not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(iii)	subsequent to the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(l) The Company shall have furnished to the Initial Purchaser such other documents and certificates as to the accuracy and completeness of any statement in the Disclosure Package or the Final Offering Memorandum, the representations, warranties and statements of the Company and the Guarantors contained herein, and the performance by the Company and the Guarantors of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Initial Purchaser may reasonably request.

8. Termination

The obligations of the Initial Purchaser hereunder shall be subject to termination in the absolute discretion of the Initial Purchaser, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum, any Material Adverse Change, or any development involving a prospective Material Adverse Change, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the United States or international financial markets such as to make it, in the judgment of the Initial Purchaser, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the rating of any of the Company’s securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) if any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Initial Purchaser, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Initial Purchaser, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Initial Purchaser elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Initial Purchaser of the Securities, as contemplated by this Agreement, is not carried out by the Initial Purchaser for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 9 hereof) and the Initial Purchaser shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

9.	Indemnity and Contribution by the Company, the Guarantors and the Initial Purchaser

(a) The Company and the Guarantors, jointly and severally, agree to indemnify, defend and hold harmless the Initial Purchaser and any person who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, affiliates within the meaning of Rule 405 of the Securities Act, and the directors, officers, employees and agents of the Initial Purchaser from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Initial Purchaser or such controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company or the Guarantors contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Offering Memorandum, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or any Supplemental Offering Materials, (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company and the Guarantors filed in any jurisdiction (domestic or foreign) in order to qualify the Securities or the Common Shares issuable upon the conversion of the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (v) any omission or alleged omission to state a material fact required to be stated in any of the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or any Supplemental Offering Materials, or necessary to make the statements made therein not misleading, (vi) any omission or alleged omission from any the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or any Supplemental Offering Materials of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including, without limitation, slides, videos, films and tape recordings; except, in the case of (iii), (v) and (vi) above, to the extent that any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or any Supplemental Offering Materials or such Application. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Guarantors may otherwise have.

If any action is brought against the Initial Purchaser or a controlling person in respect of which indemnity may be sought against the Company or the Guarantors pursuant to the preceding paragraph, the Initial Purchaser shall promptly notify the Company and the Guarantors in writing of the institution of such action, and the Company and the Guarantors shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or the Guarantors will not relieve the Company or the Guarantors of any obligation hereunder, except to the extent that its ability to defend is materially impaired by such failure or delay. The Initial Purchaser or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Initial Purchaser or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company and the Guarantors in connection with the defense of such action, or the Company or the Guarantors shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Guarantors (in which case the Company and the Guarantors shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Guarantors and paid as incurred (it being understood, however, that neither the Company nor the Guarantors shall be liable for the expenses of more than one separate firm of attorneys for the Initial Purchaser or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor the Guarantors shall be liable for any settlement of any such claim or action effected without its consent. Neither the Company nor the Guarantors shall, without the prior written consent of the Initial Purchaser or such controlling person, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by Initial Purchaser or such controlling person under this Section 9(a) (whether or not the Initial Purchaser or such controlling person is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the Initial Purchaser or such controlling person from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the Initial Purchaser or such controlling person.

(b) The Initial Purchaser agrees to indemnify, defend and hold harmless the Company, the Guarantors, the Company’s trustees and any person who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Guarantors or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendments or supplements thereto), any Supplemental Offering Materials or any Application, (ii) any omission or alleged omission to state a material fact required to be stated in any the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendments or supplements thereto), such Supplemental Offering Materials or such Application, or necessary to make the statements made therein not misleading, or (iii) any omission or alleged omission from the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendments or supplements thereto), such Supplemental Offering Materials or such Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendments or supplements thereto), such Supplemental Offering Materials or such Application in reliance upon and in conformity with information furnished in writing by the Initial Purchaser to the Company expressly for use therein. The statements set forth in the ninth, eleventh and fourteenth paragraphs under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and Final Offering Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by or on behalf of the Initial Purchaser to the Company for purposes of Section 3(a) and this Section 9.

If any action is brought against the Company, the Guarantor or any such person in respect of which indemnity may be sought against the Initial Purchaser pursuant to the foregoing paragraph, the Company, the Guarantors or such person shall promptly notify the Initial Purchaser in writing of the institution of such action and the Initial Purchaser shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Guarantors or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Guarantors or such person unless the employment of such counsel shall have been authorized in writing by the Initial Purchaser in connection with the defense of such action or the Initial Purchaser shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Initial Purchaser (in which case the Initial Purchaser shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Initial Purchaser and paid as incurred (it being understood, however, that the Initial Purchaser shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). The Initial Purchaser shall not, without the prior written consent of the Company, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by the Company and the Guarantors under this Section 9(b) (whether or not the Company or either of the Guarantors is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the Company and the Guarantors from all liability arising out of such claim, investigation, action or proceeding, and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the Company and the Guarantors.

(c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the issuance and sale of the Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Guarantors bear to the underwriting discounts and commissions received by the Initial Purchaser. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Guarantors or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by the Initial Purchaser hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10. Survival

The indemnity agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Guarantors contained in Sections 3, 4, 5 and 6 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser, or any person who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any affiliate within the meaning of Rule 405 of the Securities Act, and the directors, officers, employees and agents of the Initial Purchaser or by or on behalf of the Company, its trustees and officers, or any person who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Securities. The Company, the Guarantors and the Initial Purchaser agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Securities, or in connection with the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendments or supplements thereto) and any Supplemental Offering Materials.

11. Duties

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Initial Purchaser undertakes to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Initial Purchaser with respect to the Securities shall be determined solely by the express provisions of this Agreement, and the Initial Purchaser shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Initial Purchaser is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) the Initial Purchaser has not assumed or will not assume an advisory, agency or fiduciary responsibility in favor of the Company or the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser has advised or is currently advising the Company or the Guarantors on other matters); and (iv) the Initial Purchaser and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the Initial Purchaser has no obligation to disclose any of such interests. The Company and the Guarantors acknowledge that the Initial Purchaser disclaims any implied duties (including any fiduciary duty), covenants or obligations arising from the Initial Purchaser’s performance of the duties and obligations expressly set forth herein. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the Initial Purchaser with respect to any breach or alleged breach of agency or fiduciary duty.

12. Notices

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Initial Purchaser, shall be sufficient in all respects if delivered to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention:      , and with a copy to Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103, Attention: Michael Friedman, Esq.; if to the Company or the Guarantors, shall be sufficient in all respects if delivered to the offices of the Company at 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103, Attention: Raphael Licht, Esq., Chief Legal Officer, and with a copy to J. Baur Whittlesay, Esq., Ledgewood, 1900 Market Street, Philadelphia, Pennsylvania 19103.

13. Governing Law; Headings

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Parties in Interest

The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchaser, the Company, the Guarantors and the controlling persons, trustees and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Initial Purchaser) shall acquire or have any right under or by virtue of this Agreement.

15. Counterparts and Facsimile Signatures

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

[SIGNATURES FOLLOW]

Very truly yours,

RAIT FINANCIAL TRUST

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

RAIT PARTNERSHIP, L.P.

By: RAIT General, Inc.

Its: General Partner

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

RAIT ASSET HOLDINGS, LLC

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

Accepted and agreed to as
of the date first above written:

BEAR, STEARNS & CO. INC.

By: /s/ Paul S. Rosica
Name: Paul S. Rosica
Title: Senior Managing Director

Schedule I

1.     The initial offering price per $1,000 principal amount of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

        2.     The purchase price per $1,000 principal amount to be paid by the Initial Purchasers for the Securities shall be 98.2% of the principal amount thereof.

        3.     Interest on the Securities at a rate of 6.875% per annum on the principal amount shall be payable semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2007.

        4.     The Securities shall be convertible in certain circumstances set forth in the Indenture into Common Shares at an initial conversion rate of 28.6874 Common Shares per $1,000 principal amount of Securities and otherwise in accordance with the terms of the Securities and the Indenture. The conversion rate adjustments are summarized in the Preliminary Offering Memorandum.

        5.     The Securities will mature on April 15, 2027.

        6.     Prior to April 20, 2012, the Securities will not be redeemable at the option of the Company, except as may be required to preserve the Company’s status as a real estate investment trust for federal income tax purposes. Beginning on April 20, 2012 and thereafter, the Company may redeem the Securities in whole or in part for cash at any time at a redemption price equal to 100% of the principal amount of the Securities plus accrued interest, if any, on the Securities to but not including the redemption date.

        7.     Holders may require the Company to repurchase all or a portion of their Securities for cash (in any case in principal amounts of $1,000 and integral multiples thereof) on April 15, 2012, April 15, 2017 and April 15, 2022 at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the repurchase date.

        8.     If a “change in control” occurs (as defined in the Preliminary Offering Memorandum) at any time prior to April 20, 2012, holders of Securities may require the Company to repurchase all or a portion of their Securities for cash (in any case in principal amounts of $1,000 and integral multiples thereof) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued interest, if any, to the repurchase date.

Schedule II

Final Pricing Term Sheet

Schedule III

Subsidiaries

RAIT General, Inc., a Maryland corporation

RAIT Limited, Inc., a Maryland corporation

RAIT Partnership, L.P., a Delaware limited partnership

Taberna Realty Finance Trust, a Maryland real estate investment trust

RAIT-401 Michigan, LLC, a Delaware limited liability company

RAIT 500 Michigan, LLC, a Delaware limited liability company

RAIT Amarillo, LLC, a Delaware limited liability company

RAIT Asset Holdings, LLC, a Delaware limited liability company

RAIT Atria, LLC, a Delaware limited liability company

RAIT Braden Lakes, LLC, a Delaware limited liability company

RAIT Broadstone, Inc., a Delaware corporation

RAIT Buckner, LLC, a Delaware limited liability company
RAIT Capital Corp., a Delaware corporation

RAIT Cornerstone, LLC, a Delaware limited liability company

RAIT CRE CDO I, Ltd., a Cayman Island exempted company

RAIT CRE CDO II, Ltd., a Cayman Island exempted company

RAIT Desert Star, LLC, a Delaware limited liability company

RAIT Emerald Pointe, Inc., a Delaware corporation

RAIT Firehouse, LLC, a Delaware limited liability company

RAIT-Hartford, L.L.C., a Delaware limited liability company

RAIT Lincoln Court, LLC, a Delaware limited liability company

RAIT McDowell, LLC, a Delaware limited liability company

RAIT-Neenah, L.L.C., a Delaware limited liability company

RAIT North Park, LLC, a Delaware limited liability company

RAIT Old Town, LLC, a Delaware limited liability company

RAIT Preferred Holdings I, LLC, a Delaware limited liability company

RAIT Preferred Holdings II, LLC, a Delaware limited liability company

RAIT Promontory Point, LLC, a Delaware limited liability company

RAIT Rogers Plaza, LLC, a Delaware limited liability company

RAIT Rohrerstown, L.P., a Pennsylvania limited partnership

RAIT SAAR Company, LLC, a Delaware limited liability company

RAIT Towne Square, LLC, a Delaware limited liability company

RAIT-Two Rivers, L.L.C., a Delaware limited liability company

RAIT Wauwatosa, LLC, a Delaware limited liability company

REM-Cherry Hill, LLC, a New Jersey limited liability company

REM-Willow Grove, L.P., a Pennsylvania limited partnership

REM-Willow Grove, Inc., a Pennsylvania corporation

Taberna Securities, LLC – Delaware limited liability company
Taberna Capital Management, LLC – Delaware limited liability company
Taberna Capital (Bermuda) Ltd – Bermuda limited company
Taberna Loan Holdings I, LLC – Delaware limited liability company
Taberna Loan Holdings II, LLC – Delaware limited liability company
Taberna Equity Funding, Ltd – Cayman Island exempted company
Taberna Realty Holdings Trust – Maryland business trust
Taberna Funding LLC – Delaware limited liability company
Taberna Preferred Funding II, Ltd – Cayman Island exempted company
Taberna Preferred Funding III, Ltd – Cayman Island exempted company
Taberna Preferred Funding IV, Ltd – Cayman Island exempted company
Taberna Preferred Funding V, Ltd – Cayman Island exempted company
Taberna Preferred Funding VI, Ltd – Cayman Island exempted company
Taberna Preferred Funding VII, Ltd – Cayman Island exempted company
Taberna Preferred Funding VIII, Ltd – Cayman Island exempted company
Taberna Real Estate CDO I, Ltd. – Cayman Island exempted company
Merrill Lynch Mortgage Investors Trust, Series 2005-A9 – Delaware statutory trust
Citigroup Mortgage Loan Trust 2005-11 – Delaware statutory trust
CWABS Trust 2005 HYB9 – Delaware statutory trust
Bear Stearns ARM Trust 2005-7 – Delaware statutory trust
Bear Stearns ARM Trust 2005-9 (QRS) – Delaware statutory trust

Schedule IV

Minority Interests and Other Subsidiaries

Inactive or No Asset Subsidiaries

175	Remsen PE Investors, LLC, a Delaware limited liability company

175	Remsen PE Investors I, LLC, a Delaware limited liability company

6006	Executive Boulevard, LLC, a Delaware limited liability company

OSEB GP, Inc., a Delaware corporation

RAIT 175 Remsen, LLC, a Delaware limited liability company

RAIT Advisors, Inc., a Delaware corporation

RAIT Carter Oak, LLC, a Delaware limited liability company

RAIT CRE CDO I, LLC, a Delaware limited liability company

RAIT CRE CDO II, LLC, a Delaware limited liability company

RAIT Eastfield, LLC, a Delaware limited liability company

RAIT Executive Boulevard, LLC, a Delaware limited liability company

RAIT Executive Mews Manager I, Inc., a Delaware corporation

RAIT Executive Mews Manager II, Inc., a Delaware corporation

RAIT Executive Mews Manager III, Inc., a Delaware corporation

RAIT Finance I, LLC, a Delaware limited liability company

RAIT Highland Club, Inc., a Delaware corporation

RAIT Highland Club, LLC, a Delaware limited liability company

RAIT Milwaukee, LLC, a Delaware limited liability company

RAIT Sabel Key Manager, Inc., a Delaware corporation

Taberna Preferred Funding II, Inc., a Delaware corporation
Taberna Preferred Funding III, Inc., a Delaware corporation
Taberna Preferred Funding IV, Inc., a Delaware corporation
Taberna Preferred Funding V, Inc., a Delaware corporation
Taberna Preferred Funding VI, Inc., a Delaware corporation
Taberna Preferred Funding VII, Inc., a Delaware corporation
Taberna Preferred Funding VIII, Inc., a Delaware corporation
Taberna Securities (UK), Ltd – UK limited company

Minority Interests

901 King Street Associates (25% partnership interest)
990 Stewart Avenue Investors LLC (Preferred capital membership interest)

AI-Hartford, LLC (Class B membership interest)

AI-Neenah, LLC (Class B membership interest)

AI-Two Rivers, LLC (Class B membership interest)

Advenir@Promontory, LLC (Class A membership interest)

Amarillo Dunhill, LLC (Class A membership interest)
Apartments at Desert Ridge, LLC (Class B membership interest)
Braden Lakes Member, LLC (Class B membership interest)
Broadstone I Partner, LLC (Class B membership interest)
Buckner-Beckley, LLC (3% membership interest)
Chestnut Street Properties I LLC (Class B membership interest)
Cornerstone Member, LLC (Class B membership interest)
Diversified Historic Investors III: Lincoln Court Apartments Trust (20% beneficiary)

E Point Properties I, Ltd. (Class B Limited Partner)

JPG-Hartford, LLC (Class B membership interest)

JPG-Neenah, LLC (Class B membership interest)

JPG-Two Rivers, LLC (Class B membership interest)

First Wyoming Plaza LLC (3% Class B membership interest)

NP Dunhill, Ltd. (Class A membership interest)

PMZ-Hartford, LLC (Class B membership interest)

PMZ-Neenah, LLC (Class B membership interest)

PMZ-Two Rivers, LLC (Class B membership interest)

RAIT SLH, L.P. (11% limited partnership interest)

RAIT Enterprises, LLC (16.67% membership interest)

RAIT Ventures, LLC (30% membership interest)

Rutherford Plaza Manager, Inc. (5% interest)

SAAR Company L.L.C. (Class B membership interest)
TS Dunhill, Ltd. (Class A membership interest)
Wauwatosa Reserve Partners I LLC (.01% Class B membership interest)
Zeller-401 RAIT, L.L.C. (Class B membership interest)
Zeller-500 RAIT, L.L.C. (Class B membership interest)

EXHIBIT A

Form of Lock-Up Letter Agreement

April __, 2007

Bear, Stearns & Co Inc.

383 Madison Avenue

New York, NY 10179

Ladies and Gentlemen:

This Lock-Up Letter Agreement (this “Agreement”) is being delivered to you in connection with the proposed offering (the “Offering”) pursuant to Rule 144A under the Securities Act of 1933, as amended by RAIT Financial Trust, a Maryland real estate investment trust (the “Company”), of Convertible Senior Notes due 2027 (the “Notes”). Under certain circumstances the Notes are Convertible into common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”).

In order to induce you to purchase the Notes and make the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear”), during the period from the date hereof until sixty (60) days from the date of the final offering memorandum for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, borrow, or otherwise dispose of any Relevant Security (as defined below) and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative, or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash, or other consideration; provided, however, that the undersigned may pledge any Relevant Security other than pledges in connection with, or against, a short position. In addition, if (1) during the last 17 days of the Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended, and the restrictions imposed by this letter shall continue to apply, until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless Bear waives, in writing, such extension. As used herein, “Relevant Security” means the Common Shares, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Shares or other such equity security (whether such Common Shares or other security is now owned or hereafter acquired by the undersigned).

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear, during the Lock-Up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

This Agreement is one of several identical agreements that trustees and executive officers of the Company are signing (such other agreements, together with this Agreement, are referred to collectively as the “Collective Lock-Up Agreements”). Notwithstanding the agreements and restrictions contained in the Collective Lock-Up Agreements, the Company, without the consent of Bear, may permit up to an aggregate of 375,000 Common Shares (or Relevant Securities convertible into or exercisable or exchangeable for Common Shares) to be sold or otherwise released from the restrictions in the Collective Lock-Up Agreements, with the allocation of such released Common Shares (or Relevant Securities) to be in the discretion of the Company. In addition, the agreements and restrictions in this Agreement shall not restrict the undersigned, in the undersigned’s capacity as a trustee or officer of the Company, from effecting any transactions in Relevant Securities that the Company is not restricted from effecting under the Purchase Agreement to be executed by the Company and Bear in connection with the Offering.

If the Company notifies you in writing that it does not intend to proceed with the Offering, this Lock-Up Letter Agreement shall terminate on such date and the undersigned shall be released from its obligations hereunder.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof

Yours very truly,Annex I

Ledgewood Form of Opinion

(i) the Company has an authorized capitalization as set forth in both the Disclosure Package and the Final Offering Memorandum under the caption “Capitalization” as of the date stated in such section; all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and are validly issued, fully paid and non-assessable; none of the issued shares of beneficial interest of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except as disclosed in both the Disclosure Package and the Final Offering Memorandum or in connection with the Company’s equity compensation plan, dividend reinvestment and share purchase plan and supplemental executive retirement plan for the Company’s chairman, in each case as existing on the date hereof, there is no outstanding equity compensation, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security convertible into or exchangeable for shares of beneficial interest of the Company; all of the issued shares of capital stock, partnership, membership or beneficial interests of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act, Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 1553 of the Pennsylvania Business Corporation Law, as applicable) and, except with respect to the Subsidiaries set forth on Schedule IV of the Agreement, are owned, directly or indirectly, of record and, to such counsel’s knowledge, beneficially, by the Company, free and clear of all liens, encumbrances or claims;

(ii) the Company and the Subsidiaries (other than the Guarantors) have been duly formed or incorporated, as the case may be, and each is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with the requisite power and authority to own its respective properties and to conduct its respective business as described in the Disclosure Package and the Final Offering Memorandum;

(iii) the Company and each of the Subsidiaries (other than the Guarantors) is duly qualified in or registered by and is in good standing in each jurisdiction in which it now conducts its business and in which the failure, individually or in the aggregate, to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect. Except as disclosed in both the Disclosure Package and the Final Offering Memorandum, no Subsidiary is prohibited or restricted by its Charter Documents or, to the knowledge of such counsel, otherwise, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or interests or from paying the Company or any other Subsidiary, any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; to such counsel’s knowledge, other than as disclosed on Schedule III and Schedule IV to the Agreement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(iv) RAIT L.P. has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, with all requisite partnership power and authority to own, lease and operate its properties and to conduct its business as now conducted as described in the Disclosure Package and the Final Offering Memorandum. RAIT L.P. has been duly qualified or registered to do business as a foreign partnership in those jurisdictions in which it now conducts its business and in which the failure, individually or in the aggregate, to be so qualified or registered would have a Material Adverse Effect;

(v) RAIT LLC has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware, with all requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business as now conducted as described in the Disclosure Package and the Final Offering Memorandum. RAIT LLC has been duly qualified or registered to do business as a foreign partnership in those jurisdictions in which it now conducts its business and in which the failure, individually or in the aggregate, to be so qualified or registered would have a Material Adverse Effect;

(vi) to such counsel’s knowledge, the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations and orders, including those relating to transactions with affiliates;

(vii) to such counsel’s knowledge, except as disclosed in the Disclosure Package and the Final Offering Memorandum, neither the Company nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective Charter Documents or in the performance or observation of any obligation, agreement, covenant, or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, except such breaches or defaults which, individually or in the aggregate, would not have a Material Adverse Effect;

(viii) the issuance and sale by the Company of the Securities, the issuance of the Guarantees, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Company and the Guarantors, as applicable, and the consummation by the Company and the Guarantors of the transactions contemplated herein and therein, do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (1) any provisions of the Charter Documents of the Company or any of the Subsidiaries, (2) to such counsel’s knowledge, any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (3) any law or regulation or, to such counsel’s knowledge, any decree, judgment or order applicable to the Company or any of the Subsidiaries (other than state and foreign securities or blue sky laws and the rules and regulations of the NASD, as to which counsel need express no opinion, or the federal securities laws, as to which counsel need express only that nothing has come to its attention to lead it to believe that such a violation has or will occur), except in the case of clauses (2) and (3) for such conflicts, breaches or defaults, laws, regulations, decrees, judgments or orders, which individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect; or, (B) result in the creation or imposition of any lien, encumbrance, or to such counsel’s knowledge, charge or claim, upon any property or assets of the Company or the Subsidiaries;

(ix) the Company has full legal right, power and authority to enter into and perform this Agreement, the Indenture and the Registration Rights Agreement, and to consummate the transactions contemplated herein and therein;

(x) each of the Guarantors has full legal right, power and authority to enter into and perform this Agreement and the Indenture, and to consummate the transactions contemplated herein and therein;

(xi) this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and is a legal, valid and binding agreement of the Company and each of the Guarantors enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of the Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

(xii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, and except that enforceability of the indemnification provisions set forth therein may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

(xiii) the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and is a legal, valid and binding agreement of the Company and each of the Guarantors enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity;

(xiv) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s and the Guarantors’ execution, delivery and performance of this Agreement and the Indenture, the Company’s execution of the Registration Rights Agreement, the Company’s and the Guarantors’ consummation of the transactions contemplated hereby or thereby including, in the case of the Company, the issuance and sale of the Securities, and, in the case of the Guarantors, the issuance of the Guarantees, in each case as contemplated hereby, other than such approvals as have been obtained (subject only to notice of issuance) in connection with the approval of the listing of the Common Shares issuable upon the conversion of the Securities on the NYSE, approvals of federal or state securities law authorities with respect to the registration the Common Shares issuable upon conversion of the Securities as contemplated by the Registration Rights Agreement, and except that such counsel need express no opinion as to any qualification necessary under the state and foreign securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD;

(xv) to such counsel’s knowledge, the Company and each of the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in both the Disclosure Package and the Final Offering Memorandum, except to the extent that any failure to have any such authorizations, consents or approvals would not, individually or in the aggregate, have a Material Adverse Effect; to such counsel’s knowledge, neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which would be a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in both the Disclosure Package and the Final Offering Memorandum;

(xvi) the Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(xvii) the Guarantees have been duly authorized executed, issued and delivered and constitute valid and legally binding obligations of the each of the Guarantors enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

(xviii) the Securities are convertible at the option of the holder thereof into Common Shares in accordance with the terms of the Securities and the Indenture; and the Common Shares issuable upon the conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary trust action and such shares, when issued upon such conversion in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and non-assessable;

(xix) the issuance and sale by the Company of the Securities and the Common Shares issuable upon the conversion of the Securities are not subject to preemptive or other similar rights arising by operation of law, under the Charter Documents of the Company, under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party or, to such counsel’s knowledge, otherwise;

(xx) to such counsel’s knowledge, except for Eton Park Capital Management, L.P. and Mercury Real Estate Advisors LLC in connection with the acquisition by the Company of Taberna and holders of the Securities in connection with the Registration Rights Agreement, there are no persons with registration or other similar rights to have any securities registered by the Company under the Securities Act;

(xxi) the Common Shares conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Offering Memorandum and the form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Charter Documents of the Company and the requirements of the NYSE;

(xxii) the statements under the captions “Capitalization,” “Risk Factors,” “Market Price of and Dividends on our Common Shares,” “Description of Notes”, “Description of Shares of Beneficial Interest” and “Certain Federal Income Tax Considerations” in the Offering Memorandum and “Certain Provisions of Maryland Law and our Declaration of Trust and Bylaws” and “Investment Company Act of 1940” in the Disclosure Package, insofar as such statements constitute a summary of the legal matters referred to therein or the terms of the Securities, constitute accurate summaries thereof in all material respects;

(xxiii) the Common Shares issuable upon the conversion of the Securities have been approved for listing on the NYSE subject only to official notice of issuance;

(xxiv) to such counsel’s knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers, trustees and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency that are required, individually or in the aggregate, to be described in the Disclosure Package or the Final Offering Memorandum but are not so described;

(xxv) the Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 1998 through December 31, 2006, and the Company’s organization and current and proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2007, and in the future;

(xxvi) neither the Company nor any of the Subsidiaries is, or solely as a result of the transactions contemplated hereby and the application of the proceeds from the sale of the Securities as described in the Disclosure Package and Final Offering Memorandum under the caption “Use of Proceeds” will become, an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act;

(xxvii) to such counsel’s knowledge, each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns through the date hereof, if any such returns are required to be filed, and have paid all taxes shown as due thereon; and to such counsel’s knowledge, no tax deficiency has been asserted against any such entity, nor, to such counsel’s knowledge, does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect;

(xxviii) each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion needs to be rendered) that is incorporated or deemed to be incorporated by reference in the Disclosure Package and the Final Offering Memorandum complied when so filed as to form in all material respects with the requirement of the Exchange Act and the Exchange Act Regulations; and

(xxix) assuming (A) the accuracy of the representations and warranties, and compliance with the agreements, contained in the Agreement, and (B) the offer and sale of the Securities in the manner contemplated by, and in accordance with, the Agreement, the Disclosure Package and the Final Offering Memorandum, except as otherwise contemplated by the Registration Rights Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and to each Subsequent Purchaser to register the Securities or any Common Shares issuable upon the conversion of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended; it being understood that such counsel expresses no opinion with respect to the subsequent resale of the Securities.

In addition, such counsel shall state that they have participated in conferences with officers and other representative of the Company, independent public accountants of the Company, and representatives of the Initial Purchaser at which the Offering Memorandum and the contents of the documents constituting the Disclosure Package were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package or the Final Offering Memorandum (except as and to the extent stated in subparagraphs (xxi), (xxii) and (xxvii) above), nothing has come to their attention that would cause them to believe that (i) the Disclosure Package, as of the Applicable Time and at the Closing Time or any Option Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Final Offering Memorandum, as of its date and as of the Closing Time or any Option Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements or schedules or other financial data derived therefrom included in the Disclosure Package or Final Offering Memorandum or any amendments or supplements thereto).

Annex II

DLA Piper USA Form of Opinion

(i) The statements under the captions “Certain Provisions of Maryland Law and of the Declaration of Trust and Bylaws,” and “Description of Shares of Beneficial Interest” in the Disclosure Package and the Final Offering Memorandum, insofar as such statements constitute matters of Maryland corporate law or Maryland real estate investment trust law, have been reviewed by such counsel and are a fair summary of such matters;

(ii) the Company has an authorized capitalization as set forth in both the Disclosure Package and the Final Offering Memorandum under the caption “Capitalization;” the outstanding shares of beneficial interest or capital stock, as the case may be, of the Company, RAIT General, Inc., a Maryland corporation (“RAIT General”), and RAIT Limited, Inc., a Maryland corporation (“RAIT Limited”), have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii) the Company, RAIT General and RAIT Limited each has been duly formed or incorporated, as the case may be, is existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of the State of Maryland with the requisite trust or corporate power, as the case may be, to own its respective properties and to conduct its respective business as described in its respective declaration of trust or charter, as the case may be, and, in the case of the Company, to execute, deliver and perform this Agreement and to consummate the transactions described herein; the Company has the trust power to own shares of RAIT General and RAIT Limited and to serve as a member of limited liability companies; RAIT General has the corporate power to serve as general partner of (A) RAIT L.P., and (B) RAIT Rohrerstown, L.P., a Pennsylvania limited partnership; and RAIT Limited has the corporate power to serve as limited partner of RAIT L.P.;

(iv) except as disclosed in both the Disclosure Package and the Final Offering Memorandum, and assuming compliance with Sections 2-311 and 2-419 of the Maryland General Corporation Law (the “MGCL”) and approval by the directors and stockholders of RAIT General or RAIT Limited, as applicable, as required by the charter or bylaws of RAIT General or RAIT Limited, respectively, or the MGCL, neither RAIT General nor RAIT Limited, respectively, is prohibited or restricted by the MGCL or its charter or bylaws from paying dividends to the Company or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying the Company, or any other Subsidiary, any loans or advances to such Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary in exchange for fair consideration; and

(v) this Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, and assuming it has been executed and delivered by an authorized officer of the Company, has been duly executed and delivered by the Company.